UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2015

Date of Report (Date of earliest event reported)

GOLDEN EDGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54958	45-2283057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 Van Dyke Rd., Suite 313 Tampa, FL	33558
(Address of principal executive offices)	(Zip Code)

(770) 329-5298

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

The Company issued a press release on June 22, 2016 disclosing the creation of a wholly-owned subsidiary.

Item 8.01 Other Events

The Company incorporated Big Data Media LLC as a wholly-owned subsidiary in the state of Delaware. The Company intends for Big Data Media LLC to provide digital media streaming. Big Data Media plans to begin broadcasting by streaming events that focus on education, entertainment and branding.  The company will implement technology through in-house development, external acquisitions, and strategic partnerships.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description

99.1Press Release dated June 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Anthony Pavek _______________________________________ Anthony Pavek, CEO

Date: June 27, 2016